UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 12, 2023

AquaBounty Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36426	04-3156167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Mill & Main Place, Suite 395, Maynard, Massachusetts

(Address of principal executive offices)

01754

(Zip Code)

978-648-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	AQB	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 12, 2023, AquaBounty Technologies, Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to its Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a 1-for-20 reverse stock split (the “Reverse Split”) of the Company’s shares of common stock, par value $0.001 per share (the “Common Stock”), as of 12:01 a.m. Eastern Time on October 16, 2023 (the “Effective Time”), and an associated reduction in the number of shares of Common Stock the Company is authorized to issue from 150,000,000 to 75,000,000 (the “Authorized Capital Change”). Beginning with the commencement of trading on October 16, 2023, the Common Stock is expected to trade on the Nasdaq Capital Market on a split-adjusted basis under a new CUSIP number 03842K309. The Common Stock will continue to trade under the symbol “AQB.”

At the special meeting of stockholders held on October 12, 2023 (the “Special Meeting”), the Company’s stockholders granted the Company’s Board of Directors (the “Board”) the discretion to effect (i) a reverse stock split at a ratio ranging from 1-for-15 to 1-for-20, inclusive, with such ratio and the timing of the reverse stock split to be determined by the Board in its sole discretion (but in no event later than December 31, 2023) and (ii) the Authorized Capital Change. Subsequently, the Board approved the Reverse Split and the Authorized Capital Change.

As a result of the Reverse Split, every twenty (20) shares of the Common Stock as of the Effective Time will automatically be converted into one (1) share of Common Stock, but without any change in the par value per share. Proportional adjustments will be made to the exercise price and the number of shares issuable upon the exercise or conversion of the Company’s outstanding stock options, restricted stock units, and other equity securities under the Company’s equity incentive plans. Pursuant to the Authorized Capital Change, the number of shares of Common Stock the Company is authorized to issue will be reduced from 150,000,000 to 75,000,000. Immediately after the Effective Time, the Company will have approximately 3.57 million shares of Common Stock issued and outstanding.

Computershare Trust Company, N.A. (“Computershare”), the Company’s transfer agent, is acting as the exchange agent for the Reverse Split. The Reverse Split will affect all stockholders uniformly, except that no fractional shares will be issued in connection with the Reverse Split, and stockholders who would otherwise be entitled to a fractional share will receive a full share. Stockholders of record holding all of their shares of Common Stock electronically in book-entry form under the direct registration system for securities will be exchanged by the exchange agent and will receive a transaction statement at their address of record indicating the number of new post-split shares of Common Stock they hold after the Reverse Split. Non-registered stockholders holding Common Stock through a broker and/or other nominee should note that such brokers and/or other nominees may have different procedures for processing the Reverse Split than those that would be put in place for registered stockholders. If a stockholder holds shares of Common Stock with a broker and/or other nominee and has any questions in this regard, stockholders are encouraged to contact the broker and/or other nominee holding their shares for more information. Stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal from the exchange agent, as soon as reasonably practicable after the effective date of the Reverse Split. Holders of pre-Reverse Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Split shares in exchange for post-Reverse Split shares in accordance with the procedures to be set forth in the letter of transmittal. No new post- Reverse Split shares will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 12, 2023, the Company held the Special Meeting to consider and vote on the proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on September 1, 2023. A total of 39,762,694 shares of the Common Stock were present or represented by proxy at the Special Meeting, representing approximately 55.7% of the Company’s outstanding Common Stock as of the August 21, 2023 record date. The final voting results are set forth below.

Proposal 1. To approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended, to approve a reverse stock split of the Common Stock and an associated reduction in the number of shares of Common Stock the Company is authorized to issue from 150,000,000 to 75,000,000 (the “Reverse Split Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,869,970	3,203,492	689,232	0

Proposal 2. To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Split Proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,239,980	2,692,261	830,453	0

Based on the foregoing votes, each proposal was approved.

Item 7.01 Regulation FD Disclosure.

On October 13, 2023, the Company issued a press release announcing the anticipated completion of the reverse stock split. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Current Report on Form 8-K pursuant to Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Third Amended and Restated Certificate of Incorporation of AquaBounty Technologies, Inc.
99.1	Press release issued by AquaBounty Technologies, Inc. on October 13, 2023, furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AquaBounty Technologies, Inc.
(Registrant)

October 13, 2023	/s/ David A. Frank
David A. Frank
Chief Financial Officer